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                                                                   Exhibit 10.25


                            LETTER AMENDMENT NO. 5
                                      TO
              SECOND AMENDED AND RESTATED MASTER SHELF AGREEMENT



                                March 30, 2001



The Prudential Insurance Company
 of America
Pruco Life Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

          We refer to the Second Amended and Restated Master Shelf Agreement dated as of December 19, 1991 (effective January 31, 1996), as amended by Letter Amendment No. 1 dated November 21, 1997, Letter Amendment No. 2 dated March 31, 1999, Limited Waiver, Consent, Release and Amendment No. 3 dated June 1, 1999 and Limited Waiver, Consent, Release and Amendment No. 4 dated August 25, 2000 (as amended, the "Agreement") among the undersigned, Western Gas Resources, Inc. (the "Company") and you. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

          It is hereby agreed by you and us as follows:

          The Agreement is, effective the date first above written, hereby amended as follows:

          (a) Paragraph 6C(3). Limitation on Investments and New Businesses. Clause (iii) of paragraph 6C(3) of the Agreement is amended in full to read as follows:

               "(iii) make any acquisitions of, capital contributions to, or other investments in, any Persons which exceed in the aggregate $500,000 other than (a) capital contributions to and investments in any joint venture described in Schedule 6C(3) or in the Wholly Owned Subsidiaries, (b) acquisitions of equity in corporations or partnerships having as their primary business gas processing, transmission and gathering, oil and gas production and storage or gas marketing and related activities or electric power generation or marketing which do not exceed in the aggregate 10%of Consolidated Net Tangible Assets, (c) deposits with, investments in obligations of and time deposits in any domestic bank or domestic branches of foreign banks which, at the time such deposit or investment is made, are rated A or better by Standard & Poor's Rating Group or Moody's Investor Service, Inc. or B or better by Thomson Bank Watch, Inc. and investments maturing within one year from the date of acquisition in
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          direct obligations of or obligations supported by, the full faith and credit of, the United States of America and (d) purchases of open market commercial paper, maturing within 270 days after acquisition thereof, with the highest or second highest credit rating given by either Standard & Poor's Rating Services (a division of The McGraw-Hill Companies, Inc.) or Moody's Investors Service, Inc. and investments in money market mutual funds with equivalent ratings or"

          On and after the effective date of this Letter Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this Letter Amendment. The Agreement, as amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

          This Letter Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Letter Amendment.

          If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Letter Amendment to the Company at its address at 12200 N. Pecos Street, Denver, CO 80234, Attention of Vice President-Finance. This Letter Amendment shall become effective as of the date first above written when and if counterparts of this Letter Amendment shall have been executed by us and you and the consent attached hereto shall have been executed by the Guarantors.

                                   Very truly yours,

                                    WESTERN GAS RESOURCES, INC.

                                    By:______________________________
                                       Title:

Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA

By:______________________________
   Vice President

PRUCO LIFE INSURANCE COMPANY

By:______________________________
   Vice President


                                      -2-
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                                    CONSENT

          Each of the undersigned is a Guarantor ("Guarantor" and, collectively "Guarantors") under separate guaranties (each being a "Guaranty") in favor of The Prudential Insurance Company of America and Pruco Life Insurance Company (together, "Prudential") with respect to the obligations of Western Gas Resources, Inc. (the "Company") under that certain Second Amended and Restated Master Shelf Agreement dated as of December 19, 1991 (effective January 31,
1996) as amended by Letter Amendment No. 1 dated November 21, 1997, Letter Amendment No. 2 dated March 31, 1999, Limited Waiver, Consent, Release and Amendment No. 3 dated June 1, 1999 and Limited Waiver, Consent, Release and Amendment No. 4 dated August 25, 2000 (as amended, the "Agreement"). Prudential and the Company are entering into that certain Letter Amendment No. 5 to Second Amended and Restated Master Shelf Agreement, dated as of March 30, 2001 (the "Amendment"). Each of the undersigned hereby consents to the Amendment and each hereby confirms and agrees that its Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of this consent, all words of like import referring to the Agreement shall mean the Agreement as amended by the Amendment, as the same may be further amended or modified from time to time.

     Dated as of March 30, 2001

LANCE OIL & GAS COMPANY, INC.
MGTC, INC.
MIGC, INC.
MOUNTAIN GAS RESOURCES, INC.
WESTERN GAS RESOURCES - TEXAS, INC.
WESTERN GAS WYOMING, L.L.C.


By:___________________________________________
     William J. Krysiak, as Vice President -
     Finance of each of the above-named companies.